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                                                                    Exhibit 10.7

                             SHAREHOLDERS AGREEMENT

          This SHAREHOLDERS AGREEMENT (this "Agreement") is dated as of
February 1, 1999 by and among Morningstar, Inc., an Illinois corporation (the "Company"), each of the shareholders and option holders of the Company listed on
SCHEDULE I hereto and such other shareholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof (individually, a "Shareholder" and, collectively, the "Shareholders").

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.      BOARD OF DIRECTORS; PROXY.

          (a) From and after the date hereof and until this Agreement ceases to be effective, each Shareholder shall vote all of his, her or its Shares (as hereafter defined) and take all other necessary or desirable actions within such Shareholder's control (whether in its capacity as a shareholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and shareholder meetings), in order to cause:

            (i) the election to the Company's Board of Directors (the "Board") of the individuals nominated by the holders of a majority of the issued and outstanding shares of voting capital stock of the Company (whether at a meeting of shareholders or by an action by written consent of shareholders in lieu of a meeting);

           (ii) at the written request of holders of a majority of the issued and outstanding shares of voting capital stock of the Company given at any time (including during any meeting of the Board, in which case such meeting may, at the option of any remaining director(s) designated by such holders, be adjourned pending filling the vacancy caused by such removal in accordance with clause (iii) below), the immediate removal from the Board (with or without cause) of any directors; and

          (iii) in the event that any designee shall for any reason cease to serve as a member of the Board during his term of office, the resulting vacancy on the Board to be filled by a representative designated by holders of a majority of the issued and outstanding shares of voting capital stock of the Company immediately upon request of the holders of a majority of the issued and outstanding shares of voting capital stock of the Company, whether at a meeting of shareholders or by an action by written consent of shareholders in lieu of a meeting.

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          2.      REPRESENTATIONS AND WARRANTIES. Each Shareholder represents and warrants that (i) such Shareholder is the record owner of the number of Shares or options to purchase Shares set forth opposite its name on SCHEDULE I hereto, (ii) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable in accordance with its terms, and (iii) such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          3. LEGEND. Each certificate evidencing Shares and each certificate issued in exchange for or upon any Transfer (as hereafter defined) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF February 1, 1999, AMONG MORNINGSTAR, INC. (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SHAREHOLDERS, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH SHAREHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT."

The Company shall imprint such legend on certificates evidencing Shares outstanding as of the date hereof.

          4.      CERTAIN DEFINITIONS.

          "AFFILIATE" shall have the meaning given such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934.

          "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          "COMMON STOCK" means the Company's Common Stock, no par value.

          "FAIR MARKET VALUE" means (i) the fully diluted per Share valuation completed by Duff & Phelps LLC (or such other nationally recognized investment banking or appraisal firm selected by the Board) or (ii) such other amount determined by the Board to evidence the fair market value of a Share on a fully diluted basis in each case determined as of the date of the event giving rise to such calculation; provided, however, that in all events Fair Market Value shall be calculated on a control basis without giving effect to any minority discount; and further

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provided that in the event Fair Market Value is established pursuant to the foregoing clause (ii) such calculation shall be subject to final determination in the manner contemplated by Section 24.

          "FAMILY GROUP" means, with respect to any Person, (i) such Person's spouse and descendants (whether natural or adopted), (ii) any trust solely for the benefit of such Person and/or any of such Person's spouse and/or descendants (whether natural or adopted), and (iii) any Person not an individual that is wholly-owned by such Person and/or any of the Person's described in the foregoing clauses (i) and (ii).

          "GOOD REASON" means, with respect to any Employee Shareholder (as defined in SECTION 6), the basis for the termination of such Employee Shareholder's employment with the Company if such Employee Shareholder terminates such employment within six (6) months of (i) the assignment to such Employee Shareholder by the Company of duties representing a substantial diminution in the nature or status of such Employee Shareholder's responsibilities, duties or job title, (ii) the relocation of such Employee Shareholder, except for travel required by such Employee Shareholder in the ordinary course of business and to an extent substantially consistent with such Employee Shareholder's past practices or (iii) a material reduction in the salary or level of benefits received by the Employee Shareholder from the Company to an extent substantially inconsistent with the past practices of the Company.

          "MANSUETO ENTITIES" means Joseph Mansueto and each of his Permitted Transferees.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PROMISSORY NOTE" means a promissory note of the Company in the form attached hereto as Exhibit A.

          "PUBLIC OFFERING" means an initial public offering and sale of equity securities of the Company pursuant to a registration statement (other than a registration statement on Form S-8) that is declared effective by the Commission.

          "REASONABLE CAUSE" means, with respect to any Employee Shareholder,

            (i) the Board determines that the Employee Shareholder willfully breached or habitually neglected significant and material duties he is required to perform;

          (ii) the Employee Shareholder commits a material act of dishonesty, fraud, misrepresentation, or is convicted by a court of competent jurisdiction of, or pleaded guilty or NOLO CONTENDERE to, any felony;

        (iii) the Employee Shareholder exhibits gross negligence in the course of his/her employment with the Company; or

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          (iv)    the Board determines that the Employee Shareholder has failed to obey a lawful direction of the Board.

          "S CORPORATION ELECTION" means the election by the Company and its shareholders to be an "S Corporation" within the meaning of SECTION 1361 of the Internal Revenue Code.

          "SALE OF THE COMPANY" means the sale of the Company to a non-affiliated third party pursuant to which such party acquires (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "SECURITIES ACT" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SHARES" means shares of (i) any Common Stock purchased or otherwise acquired by any Shareholder, (ii) any Common Stock or other equity securities issued or issuable directly or indirectly with respect to the Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and
(iii) any other class or series of common stock of the Company held by a Shareholder.

          5.      RESTRICTIONS ON TRANSFER.

          5.1 GENERAL RESTRICTIONS ON TRANSFER. (a) In no event will any Shareholder sell, transfer, assign, pledge, hypothecate or otherwise dispose of ("TRANSFER") all or any portion of its Shares unless and until (i) such Shareholder shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (a) such Transfer will not require registration of such Shares under the Securities Act, (b) such Transfer is in accordance with an exemption under the Securities Act, and (c) appropriate action necessary for compliance with the Securities Act has been taken, and (ii) the Company shall have waived, expressly and in writing, its rights, if any, under SECTION 5.3 of this Agreement.

          (b) The Company shall not be required (i) to reflect on its books any purported Transfer in violation of any of the provisions set forth in this Agreement, (ii) to treat any purported transferee of such Shares as a record owner of such Shares or (iii) to afford such purported transferee any right to vote, or to receive dividends in respect of, such Shares.

          5.2 S CORPORATION ELECTION; NON-RECOURSE LOANS. (a) Neither the Company nor any Shareholder by any act or failure to act, shall terminate or have the effect of terminating, the S Corporation Election, unless the Company by written resolution of the Board first directs or authorizes such act or failure to act. Each Shareholder shall promptly act or fail to act as may be necessary to terminate the S Corporation Election as and when the Company so directs or authorizes. This SECTION 5.2 shall terminate upon any such termination of the S Corporation Election.

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          (b)     Except to the extent authorized pursuant to SECTION 5.2(a), and subject to the provisions of SECTIONS 5.3 and 10(a), no Shareholder shall Transfer any Shares unless prior thereto (i) the Company's tax counsel shall have given a written opinion that such Transfer will not have the effect of terminating the S Corporation Election and (ii) the proposed transferee shall have agreed in writing to consent affirmatively to such election at any time the Company's tax counsel deems such consent to be necessary to the continuation of such election; PROVIDED, however, that a Shareholder may Transfer Shares to another then-current Shareholder without complying with the provisions of this
SECTION 5.2(b). Any attempted Transfer of Shares in violation of this SECTION 5.2(b) shall be void. The Company shall not permit any Transfers of Shares to be made on the books of the Company unless such Transfers are in compliance with the provisions of this SECTION 5.2(b).

          (c) Nothing in this SECTION 5.2 affects the obligations of Shareholders to comply with the other provisions of this Agreement governing the proposed Transfer of Shares.

          (d)     The Shareholder proposing to make any transfer pursuant to
SECTION 5.2(c) shall pay all costs incurred by the Company in enforcing the provisions of this SECTION 5.2.

          (e) The Company hereby agrees that at any time and from time to time it will make non-recourse loans to each Shareholder, on the terms and conditions set forth on Exhibit B hereto, in an aggregate amount, with respect to each taxable year or period of the Company, equal to (x) the aggregate federal and state income tax liabilities of such Shareholder that arise solely as a result of such Shareholder's ownership of Shares and the Company being a pass through entity for federal income tax purposes minus (y) the total cash dividends or distributions declared and paid to such Shareholder in respect of such year or period. In order to request that a loan be made pursuant to this
Section 5.2(e), a Shareholder shall provide the Company with written notice setting forth in reasonable detail the amount of the proposed loan and a calculation thereof. Notwithstanding anything set forth in this Section 5.2(e) to the Company, in no event shall the Company be obligated to loan or advance any funds to a Shareholder if and to the extent that such loan or advance would result in a breach or default of any debt instrument or credit agreement of the Company or its subsidiaries.

          5.3 FIRST REFUSAL RIGHTS. At least sixty (60) days prior to making any Transfer (other than a Permitted Transfer (as hereafter defined)), the transferring Shareholder (the "TRANSFERRING SHAREHOLDER") shall deliver a written notice (the "SALE NOTICE") to the Company and each other Shareholder signatory hereto (each, a "NON-TRANSFERRING SHAREHOLDER"). The Sale Notice will state the aggregate amount of Shares to be Transferred, the identity of the proposed transferee, the terms and conditions of the proposed Transfer, and that such proposed transferee is committed to acquire the Shares on the stated price, terms and conditions. The Company shall have the right, but not the obligation, to elect to purchase all or a portion of the Shares to be Transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice (the "PURCHASE NOTICE") of such election to the Transferring Shareholder within forty-five (45) days after its receipt of the Sale Notice (the "REFUSAL PERIOD"), which Purchase Notice shall specify the time, place and date of settlement of such purchase. If the Company does not elect to purchase all of the Shares specified in the Sale Notice, then each Non-Transferring Shareholder shall have the right, but not the obligation, to elect to purchase all or a portion of the Shares to be Transferred (and not purchased by the Company) upon the same

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terms and conditions as those set forth in the Sale Notice. The right to purchase shall be exercised by delivering a Purchase Notice to the Transferring Shareholder no later than ten (10) days following expiration of the Refusal Period (the "EXTENSION PERIOD"), which Purchase Notice shall specify the time, place and date for settlement of such purchase; PROVIDED, in the event the Company has elected to purchase a portion of the Shares, the time, place and date of settlement of such purchase by the Non-Transferring Shareholders shall be the same as that chosen by the Company. If purchased by the Company, the purchase price of such Shares may be paid, at the option of the Company, in cash, by Promissory Note or any combination thereof. If purchased by a Shareholder, the purchase price shall be paid in cash. In the event the Non-Transferring Shareholders elect to purchase, in the aggregate, an amount of Shares greater than the actual amount of Shares being Transferred by the Transferring Shareholder (and not purchased by the Company), such Non-Transferring Shareholders shall be entitled to purchase such Shares on a pro rata basis according to the amount of Shares owned by such Non-Transferring Shareholders at the time of delivery of the Sale Notice. If some or all of the Shares specified in the Sale Notice are not purchased by the Company or Non-Transferring Shareholders, the Transferring Shareholder may consummate such Transfer at a price and on terms and conditions no more favorable to the transferee(s) thereof than are specified in the Sale Notice during the thirty
(30) day period immediately following the Extension Period. If the Shareholder does not consummate the Transfer within such period, the right of first refusal provided hereby shall be deemed to be revived and no Transfer may be effected without first offering the Shares in accordance with the terms hereof.

          5.4     CERTAIN PERMITTED TRANSFERS. The restrictions contained in
SECTION 5.3 hereof shall not apply with respect to Transfers of Shares made (i) in the case of any Person who is an individual, pursuant to applicable laws of descent and distribution or to such Persons's legal guardian in the case of any mental incapacity or among such Person's Family Group, (ii) in the case of any Person that is not an individual, among such Person's Affiliates, (iii) in the case of the Mansueto Entities, any Transfer so long as immediately following the consummation of such Transfer, the Mansueto Entities own a majority of the issued and outstanding Shares, or (iv) pursuant to SECTIONS 6 and 10(b) hereof. Any transferee of Shares pursuant to a Transfer in accordance with the provisions of this SECTION 5.4 is herein referred to as a "PERMITTED TRANSFEREE." Any Transfer effected pursuant to clauses (i) - (iv) of this
SECTION 5.4 is herein referred to as a "PERMITTED TRANSFER."

          5.5 CONTINUING OBLIGATIONS. As a condition to any Transfer, each transferee of Shares (including, without limitation, a Permitted Transferee) shall execute and deliver to the Company a valid and binding agreement satisfactory to the Company and its legal counsel to the effect that any Shares so Transferred shall continue to be subject to all of the provisions and conditions of this Agreement and that such transferee (including, without limitation, a Permitted Transferee) agrees to be jointly and severally bound with the Transferring Shareholder hereby as if an original party hereto and thereto; and further provided that no Transfer to any transferee (including, without limitation, a Permitted Transferee) shall relieve the Transferring Shareholder of any obligation or liability under this Agreement.

          6.      REPURCHASE AND PUT RIGHTS.

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          (a)     In the event of the termination (a "TERMINATION") of the
employment relationship between the Company and any Shareholder who is an employee of the Company (an "EMPLOYEE SHAREHOLDER") for any or no reason, the Company shall have the right, but not the obligation, to purchase all or part, and such Employee Shareholder shall sell all or part, of the Shares then owned by the Employee Shareholder (or any Permitted Transferee thereof) by delivering a written notice of such election (the "PUT STATEMENT") to such Employee Shareholder within forty-five (45) days of such Termination.

          (b) If the Termination of an Employee Shareholder is due to (i) the death of the Employee, (ii) dismissal by the Company without Reasonable Cause, or (iii) resignation by the Employee Shareholder for Good Reason, such Employee Shareholder (or his or her estate) shall have the right, but not the obligation, to sell to the Company, and the Company shall purchase from the Employee Shareholder, all, but not less than all, of the Shares then owned by the Employee Shareholder (or any Permitted Transferee thereof) by delivery of written notice of such election (the "Put Statement") to the Company within forty-five days of such Termination.

          (c) The purchase price to be paid for each Share which is purchased pursuant to this SECTION 6 shall be the Fair Market Value. Such purchase price shall be payable, at the option of the Company, in cash, by Promissory Note or any combination thereof, provided, however, that in the event such purchase is made pursuant to any Put Statement delivered pursuant to
SECTION 6(b) hereof, not less than fifty percent (50%) of such purchase price shall be paid in cash. The cash portion of any purchase price in respect of Shares shall be applied by the Company to repay any loans made pursuant to
Section 5.2(e) that are secured by such Shares.

          (d)     The Closing of any purchase consummated pursuant to this
SECTION 6 shall be no later than fifteen (15) days after the delivery of the Repurchase Statement or Put Statement, as applicable, at such place and in such manner as designated by the Company. If, in respect of any Termination, (i) the purchase of Shares by the Company would result in a breach or default of any debt instrument or credit agreement of the Company or its subsidiaries or (ii) the Board otherwise determines in good faith that purchasing such Shares would be inadvisable given the then existing financial condition of the Company and its subsidiaries, the Company may defer the Closing until the earliest date on which neither of the conditions described in the foregoing clauses (i) and (ii) shall exist; provided, however, that no such deferral may exceed sixty (60) days.

          7. INITIAL PUBLIC OFFERING. In the event that the Board approves a Public Offering pursuant to an effective registration statement under the Securities Act, each Shareholder shall take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure would adversely affect the marketability of the offering, each Shareholder shall consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock, as the case may be, into securities that the managing underwriters and the Board find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that the resulting securities reflect and are consistent with the rights and preferences set forth in the Company's articles of incorporation as in effect immediately prior to such Public Offering.

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          8.      HOLDBACK AGREEMENT. During the period beginning ten (10) days prior and ending 180 days after the effective date of a registration statement of the Company filed under the Securities Act, each Shareholder shall not, to the extent requested by the Company and such underwriter, directly or indirectly, sell, offer or contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to Permitted Transferees or pursuant to gifts to donees who agree to be similarly bound) any Shares at any time during such period except Shares covered by such registration statement.

          9. PURCHASER'S REPRESENTATIVE. In the event that in the future the Company engages in any negotiation or transaction (including a merger or consolidation or other reorganization by or of the Company) in which Regulation D promulgated by the Commission may or will be available to the Company, each Shareholder not an "accredited investor" within the meaning of Regulation D will, within five (5) days of written notice from the Company, which may be given in the sole discretion of the Company, appoint a purchaser's representative or representatives who shall be qualified and acceptable to the Company and any other person(s) who is (are) involved in the proposed transaction so that the maximum benefits of Regulation D shall be available to the Company and all Shareholders. Each Shareholder shall bear the costs and expenses of such purchaser's representative pro rata and shall be liable to the Company and all of the Company's other Shareholders for any damage or loss that may or might be incurred by such parties if such Shareholder fails to perform this covenant.

          10.     CO-SALE RIGHTS.

          (a) In the event of any proposed Transfer (other than a Permitted Transfer) by a Shareholder or group of Shareholders (individually or collectively, the "MAJORITY SHAREHOLDER") of Shares representing a majority of the issued and outstanding shares of voting capital stock of the Company, the Majority Shareholder will deliver written notice of such proposed sale (a "SHAREHOLDER NOTICE") to the remaining Shareholders (the "REMAINING SHAREHOLDERS") and the Remaining Shareholders shall have the right, but not the obligation, to participate in the contemplated sale by delivering written notice to the Majority Shareholder no later than fifteen (15) days after the date of receipt of such Shareholder Notice; PROVIDED, HOWEVER, that in no event shall a pledge of or lien or encumbrance on the Majority Shareholder's Shares to any bank or financial institution (or any resulting foreclosure or seizure of such Shares) constitute a sale of Shares by the Majority Shareholder. If any Remaining Shareholder elects to participate in such proposed sale, such Remaining Shareholder will be entitled and required to sell in the contemplated sale, at the same price and on the same terms as the Majority Shareholder proposes to sell, the number of Shares equal to the product of: (i) the quotient determined by dividing (x) the number of Shares on a fully diluted basis outstanding and owned by such Remaining Shareholder by (y) the aggregate number of Shares on a fully diluted basis outstanding and owned by the Shareholders; and (ii) the number of Shares to be sold in the contemplated sale. The Majority Shareholder will use commercially reasonable efforts to obtain the agreement of each prospective buyer to the participation of such Remaining Shareholder in the contemplated sale and will not sell any Shares to any prospective buyer if such buyer refuses to allow the participation of such Remaining Shareholder.

          (b) If the Majority Shareholder determines to Transfer a majority of the issued and outstanding shares of voting capital stock of the Company pursuant to a proposed bona fide

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sale to a non-affiliated third party in an arms-length transaction, the Majority
Shareholder may by written notice (the "DRAG-ALONG NOTICE") to the Remaining Shareholders given at any time concurrent with or during the forty-five (45) day period immediately following the date of the giving of the Drag-Along Notice, require and compel the Remaining Shareholders to sell, on a pro rata basis, their Shares along with the Majority Shareholder at the same price and otherwise upon the same terms and conditions as are applicable to the Shares sold by the Majority Shareholder. If the Majority Shareholder exercises its right to require and compel a drag-along sale as provided herein, the Remaining Shareholders shall take all lawful and customary actions reasonably requested by the Majority Shareholder to effectuate the purposes of this SECTION 10(b), including, without limitation, (i) voting all of their respective Shares in favor of the proposed sale, (ii) executing any purchase or sale agreement and any related agreements likewise executed by the Majority Shareholder, and (iii) surrendering their certificates evidencing all of their Shares properly endorsed for transfer, against payment of the consideration for such Shares at the closing of any such transaction. If such sale of Shares is by merger or consolidation, each Remaining Shareholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation.

          11. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company and the Shareholders holding a majority of the Shares. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          12. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          13. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          14. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Shareholders and any subsequent holders of Shares and the respective successors and assigns of each of them.

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          15.     COUNTERPART. This Agreement may be executed in multiple
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          16. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for any District located in the State of Illinois, or, in the event such court would not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

          17. NOTICES. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given
(i) when delivered, if delivered personally, sent by confirmed telecopy or sent by registered or certified mail, return receipt requested, postage prepaid, (ii) on the next business day if sent by overnight courier and (iii) when received if delivered otherwise. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address set forth under such party's signature below (or to the attention of such other person or to such other address as such party shall have furnished to each other party in accordance with this SECTION 17). A copy of any notice sent to the Company shall be sent by the party sending such notice to the Company to Joseph D. Mansueto, Morningstar, Inc., 225 West Wacker Drive, Chicago, Illinois 60606.

          18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule thereof.

          19. JURY TRIAL WAIVER. THE COMPANY AND EACH OF THE SHAREHOLDERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH OR HEREAFTER AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          20. NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto and no other party shall be deemed to be a third party beneficiary of this Agreement.

          21. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          22. OTHER AGREEMENTS. Except as specifically contemplated hereby, no Shareholder shall grant any proxy or enter into or agree to be bound by any voting trust with respect to any shares of voting capital stock nor shall any Shareholder enter into any shareholder agreements or arrangements of any kind with any Person with respect to any Shares inconsistent with the provisions of this Agreement, including but not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of the Shares, nor shall any Shareholder act, for any reason, as a member of a group or in concert with any other Persons (other than Permitted Transferees) in connection with the acquisition, disposition or voting of the Shares in any manner which is inconsistent with the provisions of this Agreement.

          23. TERMINATION. SECTIONS 5.2, 5.3, and 6 of this Agreement shall automatically terminate and no longer be in force and effect upon the consummation of a Public Offering or a Sale of the Company.

          24. FINAL DETERMINATION OF FAIR MARKET VALUE. In the event of any determination of Fair Market Value, the Company shall provide each Shareholder with respect to whose Shares such determination is being made with prompt written notice thereof. Any determination pursuant to clause (i) of the definition of Fair Market Value shall be final and binding on the parties. Any determination pursuant to clause (ii) of such definition shall be final and binding on the parties unless, within ten (10) days of receipt of such notice, the Shareholder shall have provided the Company with written objection to such determination, which notice shall include the basis for such objection. If the Company and the Shareholder fail to reach agreement or Fair Market Value within ten (10) days after delivery of such objection, Fair Market Value will be determined in the manner contemplated by clause (i) of definition of Fair Market Value. If, with respect to any such determination, the value initially proposed by the Company is 90% or more of the Fair Market Value so determined, the Shareholder shall pay all of the expenses of the investment banking or appraisal firm retained for such determination. If the value so proposed by the Company is less than 90% of the Fair Market Value so determined, the Company shall pay all of the expenses of such investment banking or appraisal firm.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                         MORNINGSTAR, INC.,
                                         an Illinois corporation

                                         By: /s/ Joseph S. Sutton
                                            --------------------------------
                                         Name:  Joseph S. Sutton
                                         Title: Secretary and Chief Financial
                                                Officer

                                         SHAREHOLDERS:


                                  By:    /s/ Joe Mansueto
                                     --------------------------------
                                         Joseph D. Mansueto
                                         c/o Morningstar, Inc.
                                         225 West Wacker Drive
                                         Chicago, IL  60606


                                  By:    /s/ Paul Sturm
                                     -----------------------------------
                                         Paul Sturm
                                         101 Rainbow Drive
                                         Number 892
                                         Livingston, TX  77351


                                  By:    /s/ Timothy K. Armour
                                     --------------------------------
                                         Timothy K. Armour
                                         c/o Morningstar, Inc.
                                         225 West Wacker Drive
                                         Chicago, IL  60606

                                                                   Schedule I to
                                                           SHAREHOLDER AGREEMENT

                                       NUMBER OF  SHARES/
SHAREHOLDER                         OPTIONS TO ACQUIRE SHARES
-----------                         --------------------------
Joseph D. Mansueto                10,000,000 Shares/No Options
                                         to acquire Shares

Paul Sturm                        100,000 Shares/24,000 Options
                                         to acquire Shares

Timothy K. Armour                 50,000 Shares/89,540 Options
                                         to acquire Shares

                                                                       EXHIBIT A
                                                                 TO SHAREHOLDERS
                                                                       AGREEMENT

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND ACCORDINGLY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR LAWS OR PURSUANT TO AN EXEMPTION THEREFROM. THE PRINCIPAL AMOUNT OF THIS NOTE, AND INTEREST IN RESPECT THEREOF, IS SUBORDINATED TO THE PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS AND IS SUBJECT TO SET-OFF, AS DESCRIBED IN THIS NOTE.

                                MORNINGSTAR, INC.

               NON-NEGOTIABLE THREE YEAR JUNIOR SUBORDINATED NOTE
                               DUE _________, ____


                                                             _________, Illinois
                                                             __________ __, 19__

     FOR VALUE RECEIVED, the undersigned, MORNINGSTAR, INC. an Illinois corporation (together with its successors, the "Company"), hereby promises to pay to ___________________ (together with [his][her] successors and permitted assigns, the "Holder"), at the Holder's residence at ______________________, the principal amount of _________________ ($_________) on the Maturity Date. Certain capitalized terms are used in this Note as defined in Section 6.

     Section 1.   PAYMENT; INTEREST.

     1.1 The outstanding principal amount of this Note shall bear interest (computed on the basis of a 365 day year, as the case may be) accruing daily at a rate per annum equal to the rate of interest publicly announced from time to time by The First National Bank of Chicago as its "corporate base rate" plus 1% from the date hereof to (and including) the date on which the principal amount of this Note is paid in full, regardless of the commencement of any bankruptcy or insolvency proceedings against the Company. Subject to Section 5 of this Note, such interest shall be payable annually in arrears on each anniversary of the issuance of this Note and on the Maturity Date.

     1.2 Subject to Section 5 of this Note, the Company shall pay one-third of the original principal amount of this Note to the Holder on each of the first and second anniversaries of the date of this Note, and all remaining outstanding principal, accrued and unpaid interest, and other amounts due hereunder to the Holder on the Maturity Date.

     1.3 Whenever payment of principal of, or interest on, this Note shall be due on a date that is not a Business Day, the date for payment thereof shall be the next succeeding Business Day and interest due on the unpaid principal and any other amounts payable hereunder shall accrue during such extension and shall be payable on such succeeding Business Day.

     Section 2. OPTIONAL PREPAYMENT. The Company shall have the right to prepay the principal amount of this Note in whole or in part at any time, or from time to time, without payment of any premium or penalty whatsoever, together with interest thereon accrued to the date of prepayment; PROVIDED, HOWEVER, that so long as (a) any Senior Indebtedness remains outstanding and unpaid, (b) any commitment to provide Senior Indebtedness is outstanding, or (c) any other amount is owing to the holders of Senior Indebtedness, this Note may not be prepaid, in whole or in part, without the written consent of the holders of Senior Indebtedness.

     Section 3. SET-OFF. The Company shall be entitled to set-off and reduce any amounts payable hereunder for any obligations or liabilities of the Holder to the Company or its Subsidiaries. The Holder, by accepting this Note, hereby acknowledges and agrees to the foregoing provisions, and any subsequent transferee or successor shall be bound by the foregoing.

     Section 4.   DEFAULTS.

     4.1 EVENTS OF DEFAULT. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

            (a) the Company shall fail to pay within five Business Days of the due date thereof any principal of this Note or shall fail to pay within five Business Days of the due date thereof any interest or any other amount payable hereunder;

            (b) the Company shall fail to observe or perform any covenant or agreement contained in this Note (other than those covered by clause (a) above) and the same shall not have been cured within 30 days after written notice thereof has been given by the Holder to the Company;

            (c) the Company shall (i) adopt a plan relating to the liquidation or dissolution of the Company or (ii) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or

            (d) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company under the Federal bankruptcy laws as now or hereafter in effect;

then, and in every such event, subject to the provisions of Section 5, the Holder may, by notice to the Company, declare the unpaid principal amount of this Note together with accrued interest thereon, to be, and such portions of this Note (and accrued interest thereon) shall thereupon become due and payable immediately following delivery of such notice to the Company without presentment, demand, protest or further notice of any kind, all of which are hereby waived by the Company; PROVIDED, HOWEVER, that in the case of any of the Events of Default specified in clause (c) or (d), such portions of this Note (together with accrued interest thereon) shall, subject to the provisions of
Section 5, immediately (and without notice) become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company. The Company shall provide the Holder with written notice of the occurrence of any Event of Default promptly upon obtaining actual knowledge thereof.

     Section 5.   SUBORDINATION.

     5.1 AMOUNTS PAYABLE SUBORDINATED TO SENIOR INDEBTEDNESS. Notwithstanding any provision of this Note to the contrary, the Company covenants and agrees, and the Holder by acceptance of this Note likewise covenants and agrees, that all Amounts Payable shall be subordinated to the extent set forth in this
Section 5 to the prior payment in full in cash of all Senior Indebtedness. This
Section 5 shall constitute a continuing offer to and covenant with all persons who become holders of, or continue to hold, Senior Indebtedness (irrespective of whether such Senior Indebtedness was created or acquired before or after the issuance of this Note). The provisions of this Section 5 are made for the benefit of all present and future holders of Senior Indebtedness (and their successors and assigns), and shall be enforceable by them directly against the Holder.

     5.2    PRIORITY AND PAYMENT OVER OF PROCEEDS IN CERTAIN EVENTS.

            (a) Upon any payment by or on behalf of the Company or distribution of assets of the Company, whether in cash, property, securities or otherwise, in the event of any dissolution, winding up or total or partial liquidation, reorganization, arrangements, adjustment, protection, relief or composition, or assignment for the benefit of creditors of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, reorganization, relief or other proceedings or upon an assignment for the benefit of creditors or any other marshaling of all or part of the assets and liabilities of the Company (the foregoing events herein collectively referred to as an "Insolvency Event"), all Senior Indebtedness shall first be paid in full in cash before the Holder shall be entitled to receive any payment by or on behalf of the Company or distribution of assets of the Company relating to any Amounts Payable. Upon any Insolvency Event, any payment by or on behalf of the Company or distribution of assets of the Company, whether in cash, property, securities or otherwise, to which the Holder would be entitled relating to any Amounts Payable, except for the provisions of this Section 5, shall, until payment in full in cash of all Senior Indebtedness (including from any concurrent payment or distribution to the holders of such Senior Indebtedness), be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of the Senior Indebtedness or their representatives for application to the payment or prepayment of all such Senior Indebtedness.

            If the Senior Indebtedness has not been paid in full in cash at a time in which the Company is subject to an Insolvency Event, (a) the holders of the Senior Indebtedness are hereby irrevocably authorized, but shall have no obligation, to demand, sue for, collect and receive every payment or distribution received on or after the Insolvency Event or to be received in respect of this Note (regardless of when originally due) in any such Insolvency Proceeding and give acquittance therefor and to file claims and proofs of claim, as their interests may appear, and (b) the Holder shall duly and promptly take, for the account of the holders of the Senior Indebtedness, as their interests may appear, such actions as the holders of the Senior Indebtedness may request to collect and receive all amounts payable by the Company in respect of this Note and to file appropriate claims or proofs of claim in respect of this Note.

            (b) No payment shall be made by or on behalf of the Company with respect to any Amounts Payable or to acquire this Note (or any portion hereof) for cash, property, securities or otherwise, and, by virtue of accepting this Note and the benefits hereof, the Holder shall not be entitled, and will not take any action, including any judicial process, to accelerate, demand payment or enforce any Indebtedness in respect of this Note or any other claim with regard to any Amounts Payable if (i) such payment is prohibited by the terms of any Senior Indebtedness, or (ii) there has occurred and is continuing a default in the payment of all or any portion of any Senior Indebtedness, or (iii) any other default (not involving the non-payment of any Senior Indebtedness) shall have occurred which, including after giving any notice or the passage of time, or both, would allow holders of any Senior Indebtedness to accelerate or otherwise demand the payment thereof, and in the case of a default described in clause (iii), the holders of the Senior Indebtedness have given notice of such default to the Company (the date that such notice is received by the Company is the "Notice Date"); provided that such restrictions on actions, including judicial process, to accelerate, demand payment or enforce any such Indebtedness on claim will cease to be applicable six months after the occurrence and continuation of an Event of Default of the types referred to in Section 4(a) or (b). The Company shall promptly give written notice to the Holder of any written notice of default under the Senior Indebtedness.

            (c) In the event of all or any portion of the principal amount of this Note becoming due before the Maturity Date (whether by declaration or otherwise), no payment shall be made by or on behalf of the Company on or with respect to any Amounts Payable or to acquire this Note (or any portion thereof) for cash, property, securities or otherwise until all Senior Indebtedness shall first have been paid in full in cash.

            (d) If, notwithstanding the foregoing provisions of clauses (a) through (c) prohibiting payments or distributions, the Holder shall, on or after the Notice Date or the occurrence of any Insolvency Event, have received, directly or indirectly, by setoff, redemption, purchase or in any other manner, any payment of, or on account of, any

     Amounts Payable that was prohibited by this Section 5, before all Senior Indebtedness shall have been paid in full in cash, then and in such event such payments or distributions shall be received and held in trust for the holders of the Senior Indebtedness and promptly paid over or delivered to the holders of the Senior Indebtedness remaining unpaid to the extent necessary to pay in full in cash such Senior Indebtedness in accordance with its terms after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness, PROVIDED that any such payment which is, for any reason, not so paid over or delivered shall be held in trust by the Holder for the holders of Senior Indebtedness.

            (e) So long as any Senior Indebtedness remains outstanding, or the commitment to make credit extensions of any Senior Indebtedness shall not have been terminated, the Holder will not be entitled to take, demand or receive, directly or indirectly, by setoff, redemption, purchase or in any other manner, any voluntary prepayment or other payment of any Amounts Payable in amounts or in a manner which are in violation of the provisions of this Section 5.

            (f)   Upon any payment or distribution of assets referred in clause
     (a), the Holder shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution of assets, delivered to the Holder for the purpose of ascertaining the persons entitled to participate in such distribution of assets, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 5.

     5.3    RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT TO BE IMPAIRED, ETC.

            (a) No right of any present or future holder of any Senior Indebtedness to enforce the subordination and other terms and conditions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms and provisions and covenants herein regardless of any knowledge thereof any such holder may have or otherwise be charged with.

            (b) This Section 5 may not be amended without the written consent of each holder of the Senior Indebtedness and of the Holder, and any purported amendment without such consent shall be void. No holder of Senior Indebtedness shall be prejudiced in such holder's right to enforce the subordination and other terms and conditions of this Note by any act or failure to act by the Company or anyone in custody of its assets or property.

     5.4 SUBROGATION. Subject to and upon the payment in full in cash of all Senior Indebtedness, the Holder shall be subrogated, to the extent of payments or distributions made to the holders of Senior Indebtedness pursuant to or by reason of this Section 5, to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company made on such Senior Indebtedness until all amounts due under this Note shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section 5, and no payment over pursuant to the provisions of this Section 5 to holders of such Senior Indebtedness by the Holder, shall, as among the Company, its creditors (other than holders of such Senior Indebtedness) and the Holder be deemed to be a payment by the Company to or on account of such Senior Indebtedness, it being understood that the provisions of this Section 5 are solely for the purpose of defining the relative rights of the holders of such Senior Indebtedness, on the one hand, and the Holder, on the other hand.

     5.5    OBLIGATIONS OF THE COMPANY UNCONDITIONAL. Nothing contained in this
Note is intended to or shall impair, as between the Company and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder all Amounts Payable, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holder and other creditors of the Company (other than the holders of Senior Indebtedness), except as provided in Section 5.2(b).

     5.6 SECTION 5 NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment of any Amounts Payable by reason of any provision of this Section 5 shall not be construed as preventing the occurrence or consequences of an Event of Default under Section 4.1 hereof, except as provided in Section 5.2(b).

     5.7 ACCELERATION. If any Senior Indebtedness shall have become or be declared to be immediately due and payable, this Note shall become immediately due and payable upon notice by the holders of Senior Indebtedness to the Corporation and the Holder, notwithstanding any inconsistent terms hereof; provided, however, that without the prior consent of the holders of the Senior Indebtedness, the Holder will not take any further steps to enforce payment hereof. Upon notice by the holders of Senior Indebtedness to both the Company and the Holder, any acceleration pursuant to the preceding sentence may be withdrawn and voided, and upon such notice, all terms and conditions of this Note shall be reinstated to those existing prior to the acceleration (but taking into account any payments that have been made). No Holder of this Note shall, without the prior written consent of all of the holders of Senior Indebtedness, have any right to accelerate the maturity of, or institute any proceedings to enforce, any indebtedness evidenced by this Note.

     Section 6. DEFINITIONS. For purposes of this Note, the following terms have the meanings set forth below:

     "AFFILIATE" shall have the meaning given such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934.

     "AMOUNTS PAYABLE" means all principal of, interest on, premium, if any, fees, costs, expenses, indemnities or any other amounts due from the Company under this Note, and all claims against or liabilities of the Company in respect of this Note.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other days on which commercial banks in New York City or Chicago, Illinois are required or authorized by law to close.

     "DEFAULT" mans any condition or event that constitutes an Event of Default or that with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "INDEBTEDNESS" means any indebtedness (including, without limitation, Senior Indebtedness), whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the deferred and unpaid balance of the purchase price of any property (including pursuant to capital leases), and any financial hedging obligations, if and to the extent such indebtedness (other than a financial hedging obligation) would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles, other than a trade payable accrued expense, and also includes, the guarantee of items that would be included within this definition.

     "MATURITY DATE" means the third anniversary of the issuance of this Note.

     "NOTE" means this Non-Negotiable Subordinated Note.

     "SENIOR INDEBTEDNESS" means the principal, interest (including interest accruing subsequent to the commencement of a proceeding specified in Sections 4.1(c) and 4.1(d), whether or not enforceable in such proceeding) on, premium, if any, fees (including, without limitation, any attorneys', commitment, agency, facility, structuring, restructuring or other fee), costs, expenses, indemnities, and other amounts due on or in connection with any Indebtedness of the Company, including, without limitation, any Indebtedness, now or hereafter incurred, any documents executed under or in connection therewith, and any amendments, modifications, deferrals, renewals or extensions of such Indebtedness, and any amounts owed in respect of any Indebtedness incurred in refinancing, replacing or refunding the foregoing (including any refinancing, replacing or refunding the foregoing (including any refinancing, replacing or refunding with new lenders), unless the terms of such Indebtedness expressly provide that such Indebtedness is not Senior Indebtedness with respect to this Note. Nothing in this Note shall restrict an Affiliate of the Company from being a holder of Senior Indebtedness.

     "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement dated as of __________, ____ by and among the Company and the other signatories thereto.

     "SUBSIDIARY" of a person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such person.

     Section 7. MERGERS; CONSOLIDATIONS. The Company will not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless the Company is the surviving corporation or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the properties and assets of the Company assumes all the obligations of the Company under this Note.

     Section 8.   MISCELLANEOUS.

     8.1 NOTICES. Any notice, request, demand or other communication required or permitted to be given under this Note shall be given in writing and if delivered personally, sent by certified or registered mail, return receipt requested, or delivered by reputable next day delivery service as follows (or to such other addressee or address as shall be set forth in a notice given in the same manner):

     If to Holder:  ______________________________
                           ______________________________
                           ______________________________

     If to Company:        Morningstar, Inc.
                           225 West Wacker Drive
                           Chicago, Illinois 60606
                           Attention:  President

Any such notices shall be deemed to be given on the date personally delivered, such return receipt is issued or the business day after deposit with the next-day delivery service.

     8.2 NO WAIVERS. No failure or delay by the Holder in exercising any right, power or privilege hereunder or under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in related or similar circumstances requiring such notice.

     8.3 AMENDMENTS AND WAIVERS. Except as expressly set forth in this Note (including Section 5.3(b)), any provision of this Note may be amended or waived if, but only if, such amendment or waiver is in writing, signed by the Company and the Holder.

     8.4 RIGHTS OF PARTIES. This Note is delivered pursuant to the terms and conditions of the Shareholders Agreement and is subject to the terms thereof.

     8.5 RESTRICTIONS ON TRANSFER. This Note may not be sold, pledged, distributed, offered for sale, or otherwise transferred by the Holder to any transferee unless such transferee executes a written instrument, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Note.

     8.6 BINDING EFFECT. The provisions of this Note shall be binding upon and inure to the benefit of the Holder and its respective successors and permitted assigns. This Note shall be binding upon, and inure to the benefit of, the Company and its successors and assigns and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

     8.7 REPLACEMENT NOTE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and of a letter of indemnity reasonably satisfactory top the Company from the Holder and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender or cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

     8.8 COMPANY OBLIGATIONS. The Holder agrees and acknowledges that this Note and the Company's obligations hereunder and for all Amounts Payable are solely obligations and liabilities of the Company. None of the Company's directors, officers, employees, stockholders, advisors, consultants and affiliates or any other persons shall be obligated or liable in respect of this Note or any Amounts Payable, and the Holder hereby releases them from any such obligation or liability.

     8.9 CROSS-REFERENCES; HEADINGS. Unless otherwise specified, references in this Note to any Section are references to such Section of this Note, and unless otherwise specified, references in any Section to any clause are references to such clause of such Section. The various headings of this Note are inserted for convenience only and shall not affect the meaning or interpretation of this Note or any provisions hereof.

     8.10 LITIGATION. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY ANY LAW OTHER THAN THAT OF ILLINOIS, AND NO DEFENSE, COUNTERCLAIM OR RIGHT OF SET-OFF GIVEN OR ALLOWED BY THE LAWS OF ANY OTHER STATE OR JURISDICTION, OR ARISING OUT OF THE ENACTMENT, MODIFICATION OR REPEAL OF ANY LAW, REGULATION, ORDINANCE OR DECREE OF ANY FOREIGN JURISDICTION, BE INTERPOSED IN ANY ACTION HEREON. SUBJECT TO SECTION 7.11, THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS AGREEMENT MAY BE COMMENCED IN THE STATE COURTS, OR IN THE UNITED STATES DISTRICT COURTS IN CHICAGO, ILLINOIS. THE PARTIES CONSENT TO SUCH JURISDICTION, AGREE THAT VENUE WILL BE PROPER IN SUCH COURTS AND WAIVE ANY OBJECTION BASED UPON FORUM NON CONVENIENS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION 8.10 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER JURISDICTION.

     8.11 WAIVER OF JURY TRIAL. THE HOLDER HEREBY WAIVES AND SHALL NOT SEEK JURY TRIAL IN ANY LAWSUIT, PROCEEDING, CLAIM, COUNTERCLAIM, DEFENSE OR OTHER LITIGATION OR DISPUTE UNDER OR IN RESPECT OF THIS NOTE.

                                      MORNINGSTAR INC.


                                      By:
                                             ---------------------------
                                      Name:
                                            ----------------------------
                                      Title:
                                            -----------------------------


Accepted and Agreed to this
____ day of ________, _____

---------------------------
          [Holder]

                                                                       EXHIBIT B

                              SUMMARY OF LOAN TERMS

Security:                 A perfected first property security interest in 100%
                          of the Shares owned by the Shareholder
Recourse:                 Nonrecourse to Shareholder
Term:                     [10] years
Mandatory Prepayment:     Dividends and distributions in excess of income tax
                          liability attributable to Shares and cash proceeds
                          from any sale or disbursement of Shares shall be
                          applied first to interest then to principal
Optional Prepayment:      The loan may be prepaid at any time without penalty
Interest Rate:            The lowest applicable rate permitted under Section
                          1274(d) of the Internal Revenue Code of 1986, as amended